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                          TRAVELERS SERIES FUND INC.
                            on behalf of its series
     Smith Barney International All Cap Growth Portfolio (the "Portfolio")

                        Supplement dated June 23, 2004
                   to the Prospectus dated February 27, 2004

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

   The manager has determined that, effective June 30, 2004, the MSCI EAFE Growth Index will replace the MSCI EAFE Index as the sole benchmark against which the Portfolio's performance will be measured. The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, which includes value and growth securities. The MSCI EAFE Index is weighted based on each company's market capitalization. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. The Portfolio invests its assets primarily in common stocks of foreign companies which in the opinion of the manager have potential for growth of capital. The MSCI EAFE Growth Index more closely reflects the Portfolio's investment strategy.

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